UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 19, 2009

TRIPLECROWN ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33698	20-0333311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 West Broadway, PMB 402, Jackson, Wyoming	83001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:         307-633-2831

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TRIPLECROWN ACQUISTION CORP. (“TRIPLECROWN”) HAS HELD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS AND WARRANTHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING TRIPLECROWN SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH CULLEN AGRICULTURAL TECHNOLOGIES, INC. (“CULLEN AGRITECH”).

TRIPLECROWN HAS FILED A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND CULLEN AGRICULTURAL HOLDING CORP. (“CAH”), A WHOLLY OWNED SUBSIDIARY OF TRIPLECROWN, HAS FILED A REGISTRATION STATEMENT, IN EACH CASE, THAT CONTAIN A DEFINITIVE PROXY STATEMENT/PROSPECTUS, IN CONNECTION WITH THE PROPOSED TRANSACTION. STOCKHOLDERS AND WARRANTHOLDERS OF TRIPLECROWN AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH TRIPLECROWN’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ TRIPLECROWN’S FINAL PROSPECTUS, DATED OCTOBER 22, 2007, IN CONNECTION WITH TRIPLECROWN’S INITIAL PUBLIC OFFERING (“IPO”) FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE TRIPLECROWN OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS HAS BEEN MAILED TO TRIPLECROWN STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS SEPTEMBER 30, 2009. STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: TRIPLECROWN ACQUISTION CORP., C/O PAUL VASSILAKOS, PETRINA ADVISORS, 590 MADISON AVENUE, 21ST FLOOR, NEW YORK, NEW YORK 10022, (212) 521-4398. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV).

TRIPLECROWN, CAH, CULLEN AGRITECH AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, AFFILIATES AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF TRIPLECROWN STOCKHOLDERS AND TRIPLECROWN WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION. ERIC J. WATSON, TRIPLECROWN’S CHAIRMAN AND TREASURER, IS THE CHIEF EXECUTIVE OFFICER OF CULLEN AGRITECH AND CONTROLS THE SOLE STOCKHOLDER OF CULLEN AGRITECH.  ADDITIONALLY, THE UNDERWRITERS IN TRIPLECROWN’S IPO CONSUMMATED IN OCTOBER 2007 MAY ASSIST TRIPLECROWN IN ITS EFFORTS TO APPROVE THE TRANSACTION. THE UNDERWRITERS ARE ENTITLED TO RECEIVE DEFERRED UNDERWRITING COMPENSATION UPON COMPLETION OF THE PROPOSED TRANSACTION.  ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS FILED BY TRIPLECROWN AND CAH WITH THE SEC.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF TRIPLECROWN, CAH AND CULLEN AGRITECH REGARDING, AMONG OTHER THINGS, TRIPLECROWN’S PROPOSED BUSINESS COMBINATION WITH CULLEN AGRITECH DISCUSSED HEREIN AND THE BUSINESS OF CULLEN AGRITECH, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE RISK FACTORS LISTED IN CAH’S REGISTRATION STATEMENT ON FORM S-4 AND TRIPLECROWN’S PROXY STATEMENT SET FORTH THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS.  NONE OF TRIPLECROWN, CAH OR CULLEN AGRITECH ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

THE INFORMATION ON TRIPLECROWN’S AND CULLEN AGRITECH’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN EITHER TRIPLECROWN’S OR CAH’S FILINGS MADE WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 1.01	Entry Into a Definitive Material Agreement.

Triplecrown Acquisition Corp. (“Triplecrown”) today announced it has entered into an agreement (the “Victory Agreement”) with Victory Park Capital Advisors, LLC pursuant to which funds managed by Victory Park or other purchasers acceptable to Victory Park and Triplecrown (collectively, “Victory Park”) will use their reasonable best efforts to purchase up to an aggregate of approximately 15.2 million shares of Triplecrown’s common stock from third parties prior to the Special Meeting of Stockholders to be held on October 21, 2009, at which special meeting Triplecrown stockholders will consider and vote upon the proposed transaction between Triplecrown and Cullen Agricultural Technologies, Inc. (“Cullen Agritech”). Upon consummation of the proposed transaction, (i) Triplecrown will merge with and into Cullen Agricultural Holding Corp., a wholly owned subsidiary of Triplecrown (“CAH”), with CAH surviving the merger and becoming the new publicly-traded corporation of which the present holders of Triplecrown securities will be security holders by reason of the automatic exchage of their Triplecrown securities for common stock and warrants of CAH, and (ii) Triplecrown Merger Sub, Inc., a wholly owned subsidiary of CAH, will merge with and into Cullen Agritech with Cullen Agritech surviving the merger and becoming a wholly-owned subsidiary of CAH.  Victory Park is not an affiliate of any of Triplecrown, CAH, its officers and directors and/or their respective affiliates, or Cullen Agritech or their officers and directors and/or their respective affiliates. It is anticipated that Victory Park will effect purchases of Triplecrown’s common stock through independent, privately negotiated transactions with third parties who are institutions or other sophisticated investors that have voted against or indicated an intention to vote against the Acquisition. Pursuant to the Victory Agreement, Triplecrown will pay Victory Park a fee of 1.0% of the value of all Triplecrown shares purchased by Victory Park from third parties up to $50 million, 0.8% of the value of all Triplecrown shares purchased by Victory Park from third parties from between $50 million to $100 million and 0.5% of the value of all Triplecrown shares purchased by Victory Park from third parties above $100 million. All shares purchased as a result of this Victory Agreement will be voted in favor of each of the stockholder proposals to be presented at the Special Meeting of Stockholders, which proposals are set forth in the definitive proxy statement/prospectus, dated October 13, 2009, filed with the Securities and Exchange Commission (the “Definitive Proxy Statement/Prospectus”). In connection with each purchase of Triplecrown shares by Victory Park pursuant to the Victory Agreement, Victory Park and Triplecrown will enter into a stock purchase agreement (each, a “Victory Purchase Agreement”), pursuant to which Triplecrown will agree to purchase the Triplecrown shares from Victory Park at a price equal to the aggregate purchase price paid by Victory Park for the Triplecrown shares plus the fees described above. No funds other than those payable to Victory Park may be released from the trust account containing the net proceeds of Triplecrown’s initial public offering following the consummation of the proposed transaction until Triplecrown has paid Victory Park pursuant to the Victory Purchase Agreements in full. Although Victory Park has a reasonable best efforts obligation to purchase Triplecrown shares pursuant to the Victory Agreement, there can be no assurance that any such purchases will be made. Such purchases, if made, would increase the likelihood that a majority of Triplecrown’s outstanding shares of common stock will be voted in favor of the proposed transaction.

Attached hereto as Exhibit 10.1 is a copy of the Victory Agreement, which is incorporated herein by referenced.

Additionally, as of the close of business on October 19, 2009, Triplecrown had also entered into agreements to purchase approximately 3.9 million of the shares of its common stock sold in its initial public offering (“Public Shares”), in privately negotiated transactions from 8 stockholders who would otherwise vote against Triplecrown’s proposed transaction with Cullen Agritech described in its proxy statement/prospectus dated October 13, 2009, for an aggregate of approximately $38.5 million.  Pursuant to such agreements, the holders have agreed to give Triplecrown’s management proxies to vote their Public Shares in favor of the merger proposal, which will revoke any prior proxies voted against the proposal.  It is possible that further such agreements may be entered into prior to the special meeting of stockholders on similar terms.  The closing of such purchases will be effected on the date the merger is closed, out of the funds that are presently in Triplecrown’s trust account and will be released as a result of the merger.

A press release relating to all of the foregoing agreements is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit	Description

10.1	Agreement, dated October 19, 2009, by and between Triplecrown Acquisition Corp. and Victory Park Capital Advisors, LLC.

99.1	Press release of Triplecrown Acquisition Corp. dated October 19, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2009		TRIPLECROWN ACQUISITION CORP.

	By:	/s/ Eric J. Watson
Eric J. Watson
Chairman & Treasurer